PACE® Select Advisors Trust

February 24, 2023

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus"), Class P shares (the "Class P Prospectus") and Class P2 shares (the "Class P2 Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2022.

Includes:

•  PACE® Large Co Growth Equity Investments

•  PACE® Small/Medium Co Growth Equity Investments

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information for series (each, a "fund") of PACE Select Advisors Trust (the "Trust").

First, this supplement updates certain information regarding the investment subadvisory arrangements for PACE® Alternative Strategies Investments, a series of the Trust. At the recommendation of UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has terminated Sirios Capital Management L.P. ("Sirios") as subadvisor to the fund, effective as of the close of business on February 24, 2023. In addition, at the recommendation of UBS AM, the Board has appointed Electron Capital Partners, LLC ("Electron") to serve as a new subadvisor to the fund. Electron assumed investment advisory responsibility with respect to a separate portion of the fund's portfolio effective on February 21, 2023.

Second, this supplement updates certain information regarding the portfolio management team of GQG Partners LLC, a subadvisor to PACE® Large Co Growth Equity Investments, a series of the Trust.

Finally, this supplement updates certain information regarding the portfolio management team of Riverbridge Partners, LLC, a subadvisor to PACE® Small/Medium Co Growth Equity Investments, a series of the Trust.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

I. PACE Alternative Strategies Investments

All references to "Sirios Capital Management L.P." or "Sirios" as a subadvisor to PACE Alternative Strategies Investments in the Prospectuses and SAI are hereby deleted.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Management process" beginning on page 72 of the Multi-Class Prospectus, beginning on page 75 of the Class P Prospectus and beginning on page 71 of the Class P2 Prospectus is revised by adding the following as the last bullet point under the fourth paragraph of that section:

ZS-1207

•  A "long/short global equity" strategy focused on renewable energy and the associated supply chain in which the subadvisor seeks to achieve absolute returns by buying primarily publicly traded equity securities "long" that the subadvisor believes will out-perform the market and selling primarily publicly traded equity securities "short" that the subadvisor believes will underperform the market.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub- captioned "Risk/return bar chart and table" beginning on page 76 of the Multi-Class Prospectus, beginning on page 79 of the Class P Prospectus and beginning on page 75 of the Class P2 Prospectus is revised by inserting the following as the second to last sentence of the first paragraph of that section:

Electron Capital Partners, LLC ("Electron"), assumed day-to-day management of the fund's assets on February 21, 2023.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Investment manager and advisor(s)" on page 77 of the Multi-Class Prospectus, on page 80 of the Class P Prospectus and on page 76 of the Class P2 Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

Allspring, Aviva, PCJ, Kettle Hill, DLD, Magnetar and Electron serve as the fund's subadvisors.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Portfolio management team" on page 77 of the Multi-Class Prospectus, on page 80 of the Class P Prospectus and on page 76 of the Class P2 Prospectus is revised by adding the following as the last bullet point of that section:

•  Electron—Jos Shaver, Managing Partner and Chief Investment Officer, Ran Zhou, Partner and Portfolio Manager, and Neil Choi, Partner and Portfolio Manager, have been portfolio managers of the fund since February 2023.

The section captioned "More information about the funds—PACE Alternative Strategies Investments" and sub-captioned "Management process" beginning on page 116 of the Multi-Class Prospectus, beginning on page 120 of the Class P Prospectus and beginning on page 114 of the Class P2 Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Allspring Global Investments, LLC ("Allspring"), Aviva Investors Americas LLC ("Aviva"), PCJ Investments Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD"), Magnetar Asset Management LLC ("Magnetar") and Electron Capital Partners, LLC ("Electron") currently serve as the fund's subadvisors.

The same section of each Prospectus is revised by replacing the fourth paragraph of that section with the following:

UBS AM, Allspring, Aviva, PCJ, Kettle Hill, DLD, Magnetar and Electron employ the following portfolio management strategies:

•  Opportunistic Strategy (UBS AM);

•  Long/Short Global Equity Strategy (Allspring);

•  Global Unconstrained Multi-Strategy Approach (Aviva);

•  Absolute Return Equity Market Neutral Strategy (PCJ);

•  Long/Short US Small Cap Equity Strategy (Kettle Hill);

•  Relative Value Strategy (DLD);

•  Merger Arbitrage Strategy (Magnetar); and

•  Long/Short Global Equity Strategy (Electron).

The same section is revised by inserting the following as the second through fifth to last paragraphs of the section:

Long/Short Global Equity Strategy—Electron employs a long/short global equity strategy with a goal to achieve significant risk-adjusted returns irrespective of the direction of broader markets around the world. Electron's total investable universe of global clean energy, infrastructure, and utility stocks—collectively making up the "energy transition"—is extensive. Through bottom-up fundamental analysis, Electron attempts to uncover both undervalued and overvalued securities and event-driven special situations. Electron will position its portion of the portfolio accordingly to capitalize on such analysis. In addition, this bottom-up analysis seeks to benefit from a top-down analysis of both industry variables (e.g., market structure changes, legislative and regulatory changes, commodity prices, etc.) and macroeconomic variables (e.g., interest rates, foreign exchange rates, country risks, etc.). While Electron's opportunity set and investable universe has grown, its repeatable investment process continues to focus on fundamental, bottoms-up investing against the backdrop of large-scale structural change at company, sector, and geographic levels. The investment team's investment research philosophy rewards value added performance to the entire portfolio rather than individual positions. While each investment professional has distinct regional and subsector expertise, the team effectively runs one pool of capital, which allows for a collegial, free flow of ideas across Electron's entire global investable universe. This is important as each region and subsector Electron invests in typically provides valuable insights into the rest of the portfolio—as each has an important role within the energy transition value chain.

Stocks covered within Electron's investable universe include standalone wind, solar, biomass, and hydrogen fuel cells, batteries, efficiency plays (e.g., smart homes/meters), and electric vehicles ("EVs"). Electron continues to invest in clean energy sources and has seen explosive growth in new companies and attractive opportunities within this sector—both long and short.

Infrastructure assets have historically been a core allocation within Electron's portfolio. Stocks within Electron's investable universe have primarily consisted of real assets—bridges, tunnels, toll roads, ports, and airports. These companies typically have regulated rates of return, long-dated spending plans, and are able to pass through rising inflation costs overtime, making them attractive assets to investors. More recently, Electron's infrastructure portfolio has evolved to include companies focused on EV charging infrastructure, as well as engineering and construction of transmission and distribution networks to meet the growing consumer demand for green electricity (i.e., EVs, utility/residential solar and wind, smart residential/commercial buildings, etc.).

Utility stocks, particularly those transitioning their generation fleet from dirty (i.e., coal) to clean (i.e., solar/wind), are foundational to Electron's portfolio and research process. Stocks within Electron's investable universe include electric, gas, water, and waste utilities.

Electron's investment process integrates material ESG considerations into the research process for all portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. Electron utilizes data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. Electron's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

The section captioned "Management" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 166 of the Multi-Class Prospectus, on page 170 of the Class P Prospectus and on page 159 of the Class P2 Prospectus is revised by replacing the second sentence of the first paragraph with the following:

Allspring Global Investments, LLC ("Allspring"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD"), Magnetar Asset Management LLC ("Magnetar") and Electron Capital Partners, LLC ("Electron") serve as subadvisors for PACE Alternative Strategies Investments.

The same section of the prospectuses is revised by inserting the following as the final paragraphs of the sub-section:

Electron is located at 10 East 53rd Street, Floor 19, New York, NY 10022. Electron has managed assets since 2005. As of January 1, 2023, Electron had a total of $2.6 billion in assets under management. Jos Shaver is primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to Electron. Mr. Shaver, Ran Zhou and Neil Choi all serve as co-portfolio managers, instituting a highly collaborative approach to the investment and risk management processes.

Jos Shaver, Managing Partner and Chief Investment Officer, has 31 years of experience covering the global infrastructure and utility sectors, during which time he was based in Europe and Asia. Prior to re-launching Electron in 2012, Mr. Shaver was a Portfolio Manager at SAC Capital Advisors, where he ran a global infrastructure and utilities book. Prior to that, Mr. Shaver founded Electron Capital Management, a global infrastructure and utilities-focused long/short fund, in 2005. Prior to starting Electron, Mr. Shaver lived in London, where he was a senior investment banker to major European utilities as a Managing Director of SG Barr Devlin and, prior to that, Director of EU utilities at Credit Suisse First Boston/Donaldson, Lufkin & Jenrette. Mr. Shaver was also previously Head of UBS' Utility Investment Banking Group (Asia), the Head of Project Finance Debt (Asia), and a Team Leader in UBS' global project finance group in New York where he advised/arranged and structured several notable financings in the independent power and mining sectors in the US and Latin America.

Ran Zhou, Partner and Portfolio Manager, has 17 years of experience covering utilities, alternative/renewable energy, traditional energy, and capital goods. Mr. Zhou joined Electron Capital Management in 2005 and moved with the team to SAC Capital Advisors in 2008, where he covered Asian utilities, traditional energy, capital goods and global alternative/renewable energy.

Neil Choi, Partner and Portfolio Manager, has 25 years of experience in long/short global equity strategy. He joined the team at SAC Capital Advisors in 2010 as a Senior Analyst covering the US utility sector. Prior to joining SAC, he worked as an Analyst at Citadel Investment Group and at Pequot Capital Management. Before joining Pequot, Mr. Choi was an analyst at Goldman Sachs, where he covered US utilities.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Alternative Strategies Investments" on page 15 of the SAI is revised by replacing the second sentence of the first paragraph of that section in its entirety with the following:

Allspring Global Investments, LLC ("Allspring"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD"), Magnetar

Asset Management LLC ("Magnetar") and Electron Capital Partners, LLC ("Electron") serve as the fund's subadvisors.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Alternative Strategies Investments" on page 101 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

Under the current Advisory Agreement for this fund with Allspring Global Investments, LLC ("Allspring"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD"), Magnetar Asset Management LLC ("Magnetar") and Electron Capital Partners, LLC ("Electron"), UBS AM (not the fund) pays Allspring, Aviva, PCJ, Kettle Hill, DLD, Magnetar and Electron a fee based on the fund's average daily net assets that each manages (UBS AM receives no additional compensation from the fund for allocating a portion of its assets to other unaffiliated pooled investment vehicles and index futures).

The same section of the SAI is revised by inserting the following as the final paragraph of that section:

Electron employees own 100% of Electron Capital Partners, LLC. Approximately 75% of Electron is owned by Jos Shaver, with the remaining 25% indirectly owned by Ran Zhou, Neil Choi and Jeff Zheng.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 151 of the SAI is revised by replacing the caption of that section with the following:

PACE Alternative Strategies Investments—Allspring Global Investments, LLC, Aviva Investors Americas LLC, PCJ Investment Counsel Ltd., Kettle Hill Capital Management, LLC, DLD Asset Management, LP, Magnetar Asset Management LLC and Electron Capital Partners, LLC.

The same section of the SAI is revised by inserting the following as the final sub-section of that section:

Electron Capital Partners, LLC. Electron's policy is to act in the best interest of its clients when exercising its proxy voting authority. If Electron accepts proxy voting authority from a client, Electron will dutifully analyze the issues involved with all shareholder votes. Electron will generally vote client proxies in accordance with its proxy voting guidelines and will generally vote in the same manner for all clients holding a particular security, subject to the investment objectives and best interests of the client. With respect to matters not covered by the proxy voting guidelines, Electron will evaluate the probable impact on corporate operations, and vote client proxies in what it views to be in accordance with the best interests of its clients.

These policies and procedures do not mandate that Electron vote every client proxy that it receives. There may be circumstances when refraining from voting a proxy is in a client's best interest, such as when and if Electron determines that the cost of voting the proxy exceeds the expected benefit to the client. Further, Electron will not vote proxies for which a client has not delegated voting authority to Electron.

Proxy Voting Procedures: The Chief Compliance Officer of Electron will be primarily responsible for ensuring these proxy voting policies and procedures are carried out. Electron utilizes a third-party electronic service, Institutional Shareholder Services ("ISS"), for receiving, processing, and voting client proxies. Generally, proxies received by Electron will be accessible via ISS's electronic portal. Electron may retain a third-party to assist it in coordinating and voting client proxies. If so, the Chief Compliance Officer will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained. Electron may also consult with legal counsel regarding material conflicts of interest in regard to voting proxies. The CCO is responsible for overseeing the services provided by ISS in accordance with the Review of Third-Party Service Providers policy and the guidance set out in Release No. 5325. Any employee, officer or director of Electron receiving an inquiry directly from a company holding a proxy contest must promptly notify the Chief Compliance Officer.

Conflicts of Interest: Electron will not put its own interests ahead of a client's interest at any time, and will resolve any potential conflicts between its interests and those of its clients in favor of its clients. The Chief Compliance Officer will be primarily responsible for determining whether a conflict of interest exists in connection with any client proxy vote. The Chief Compliance Officer may consult with Electron's legal counsel regarding these matters. The Chief Compliance Officer will presume a conflict of interest to exist whenever Electron or any partner, member, affiliate, subsidiary or employee of Electron has a personal or business interest in the outcome of a particular matter before shareholders. A conflict is presumed, for example, in any case where: (i) Electron has a business, financial, or personal relationship with participants in a proxy contest or candidates for corporate directorships; or (ii) Electron, in its capacity as general partner or investment manager (or some similar capacity) of a fund client, also manages or seeks to manage the retirement plan assets of a company whose securities are held by the fund client. Other examples where the Chief Compliance Officer will presume the existence of a conflict of interest for proxy-voting purposes include, but are not limited to, whenever:

i.  a current client of Electron is affiliated with a company soliciting proxies, and has communicated its view to Electron on an impending proxy vote;

ii.  Electron has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or

iii.  a third-party with an interest in the outcome of a shareholder vote has attempted to influence Electron.

Resolving Conflicts of Interest: A presumption of a conflict of interest will not necessarily prevent Electron from voting client proxies. In the event that Electron perceives a direct or indirect conflict to exist between Electron's interests and those of its clients, Electron will, in each event, promptly disclose these conflicts to the affected client in writing and obtain the client's prior written consent before exercising any proxy voting authority over the client proxy. If Electron is unable to contact a client or otherwise obtain written consent by the time the vote of the proxy is due, then Electron will not vote the client proxy.

In addition, putative conflicts deemed by the Chief Compliance Officer, in conjunction with senior management and/or Electron's legal counsel, to be immaterial to a shareholder vote will not prevent Electron from voting the related proxies.

Limitations on Proxy Voting: Electron will not be obliged to vote a client proxy if Electron reasonably determines that the cost of voting such securities would exceed the expected benefit to the client.

Electronic Voting and Automated Voting: In most cases, ISS (or another proxy advisory firm) may assist Electron with proxy voting execution via an electronic vote management system that allows ISS to: (1) populate each client's vote based either on ISS' recommendation or on Electron's voting instructions to ISS ("pre-population"); and/or (2) automatically submit client votes to be counted ("automated voting").

Recordkeeping: In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, Electron will, for a period of at least five years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first 2 years in an appropriate office of Electron:

i.  a copy of this policy;

ii.  a copy of the proxy voting guidelines;

iii.  a copy of each proxy statement received by Electron regarding securities held on behalf of its clients;

iv.  a record of each vote cast by Electron on behalf of its clients;

v.  a copy of any documents prepared by Electron that were material to making a decision how to vote, or that memorialized the basis for such decision; and

vi.  a copy of each written request received from a client as to how Electron voted proxies on its behalf, and a copy of any written response from Electron to any (written or oral) client request for information on how Electron voted proxies on its behalf.

To fulfill some of these recordkeeping requirements, Electron may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that Electron has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.

Proxy Voting Guidelines: Each proxy issue will be considered on a case-by-case basis. The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors. For routine matters (which generally means that such matter will not measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company), Electron will vote in accordance with the recommendation of ISS Sustainability Services, unless, in Electron's opinion, such recommendation is not in the best interests of its clients. In general, Electron will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals. However, Electron will support shareholder proposals that are consistent with Electron's proxy voting guidelines for board-approved proposals. Electron may abstain from voting (which generally requires submission of the proxy voting card) or decide not to vote if Electron determines that abstaining or not voting is in the best interests of its clients. Factors that may be considered in making such a determination may include the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of a proxy.

Proxy Advisory Firm Due Diligence: Electron will evaluate any current or proposed proxy advisory firms utilized and periodically update such diligence. Electron will consider those factors which it deems relevant which may include whether the proxy advisory firm: (1) has sufficient resources; (2) has an effective process for seeking input from issuers; (3) has adequate disclosures as to its methodologies; (4) has adequate policies and procedures to address conflicts of interest; (5) has adequate processes to identify potential factual errors, incompleteness or methodological weakness; and (6) agrees to update Electron as to any business or policy changes.

The section captioned "Portfolio managers" and sub-captioned "PACE Alternative Strategies Investments—Allspring Global Investments, LLC, Sirios Capital Management, L.P., Aviva Investors Americas LLC, PCJ Investment Counsel Ltd., Kettle Hill Capital Management, LLC, DLD Asset Management, LP and Magnetar Asset Management LLC." beginning on page 230 of the SAI is revised by replacing the caption of that section with the following:

PACE Alternative Strategies Investments—Allspring Global Investments, LLC, Aviva Investors Americas LLC, PCJ Investment Counsel Ltd., Kettle Hill Capital Management, LLC, DLD Asset Management, LP, Magnetar Asset Management LLC and Electron Capital Partners, LLC.

The same section of the SAI is revised by inserting the following as the last sub-section of that section:

Electron Capital Partners, LLC.

Electron uses a team approach in managing its portion of the fund's portfolio. Jos Shaver, Ran Zhou and Neil Choi are the portfolio managers primarily responsible for the day-to-day management of the fund. The following tables provide information relating to other accounts managed by the portfolio managers as of January 1, 2023:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	2	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	3
Assets Managed (in millions)	$84	$1,888	$637
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$1,888	$252

Potential Conflicts of Interest. Conflicts of interest may exist between various individuals and entities, including supervised persons of Electron, and current or prospective clients. Any failure to identify or properly address a conflict can have severe negative repercussions for Electron, its supervised persons, and/or clients. In some cases, the improper handling of a conflict could result in litigation and/or disciplinary action.

Section 206(2) of the Advisers Act prohibits investment advisers from engaging in any transaction, practice, or course of business which operates as a fraud or deceit upon any client or prospective client whereas Section 206(4) of the Advisers Act prohibits investment advisers from engaging in any act, practice, or course of business which is fraudulent, deceptive, or manipulative. Rule 206(4)-8(a) under the Advisers Act effectively extends this prohibition so as to apply to pooled investment vehicle investors or prospective investors. A failure to identify, disclose and/or manage a conflict of interest could constitute a violation of any of these provisions.

Electron's policy is to disclose, mitigate, and/or eliminate all identified conflicts of interest in the best interests of its clients. In the event that a conflict of interest arises between clients of Electron, Electron's policy is to seek to resolve such conflict as fairly as possible in relation to all parties.

Electron's policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest. Electron requires supervised persons to complete a compliance questionnaire upon joining Electron and at least annually thereafter. Many of the questions in the compliance questionnaire are intended to identify actual or potential conduct that could constitute an actual, potential, or apparent conflict of interest. However, written policies and procedures cannot address, and a compliance questionnaire cannot anticipate every potential conflict. With this in mind, supervised persons should be cognizant of any and all potential conflicts of interest regardless of whether Electron has contemplated them or not in its existing policies and procedures and/or the compliance questionnaire. Upon identifying such a potential conflict of interest, supervised persons should bring it to the attention of Electron as soon as possible so that Electron can assess the potential conflict and take the necessary steps to properly address it.

While it is not possible to provide a precise or comprehensive definition of a conflict of interest, Electron provides the following guidance to better enable supervised persons to recognize potential conflicts of interest:

• One factor that is common to many conflict of interest situations is the possibility that Electron's or a supervised person's actions or decisions will be affected because of actual or potential differences between or among the interests of Electron, clients, and/or the supervised person's own personal interests. If a supervised employee suspects that any of these parties' interests may not be aligned and that this could affect the employee's or Electron's decisions or actions, a potential conflict of interest may exist.

• A situation may be found to involve a conflict of interest even if it does not result in any financial loss to Electron, or clients, or any gain to Electron, its clients, and/or the supervised persons , and irrespective of the motivations of Electron or the supervised persons involved. Such factors should not prevent a supervised employee from notifying the Chief Compliance Officer of a potential conflict of interest.

Electron's policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest.

The Chief Compliance Officer is responsible for determining how to address a newly identified potential conflict of interest. Employees/supervised persons should not seek to address a potential conflict of interest without the Chief Compliance Officer's involvement unless it is not possible to contact the Chief Compliance Officer on a timely basis. In such situations, supervised persons should use good judgment in identifying and responding appropriately to actual or apparent conflicts and notify the Chief Compliance Officer of the potential conflict and their conduct in response as soon as possible thereafter. The following principles govern Electron's approach to addressing conflicts of interest.

• To the extent possible, potential conflicts of interest should be resolved in such a way so as to prevent the potential conflict of interest from becoming an actual or apparent conflict of interest.

• To the extent possible, conflicts of interest that involve Electron and/or its supervised persons on one hand, and clients on the other hand, will generally be disclosed and resolved in a way that favors the interests of clients over the interests of Electron and its supervised persons.

• In some instances, conflicts of interest may arise between clients of Electron. Electron will seek to resolve these conflicts in a way that is as fair and reasonable for all affected parties, even if the ultimate resolution could nevertheless disadvantage or appear to disadvantage one or more of the parties to some extent. If possible, Electron will seek to obtain informed consent to its proposed resolution from the affected parties or their representatives. In all cases, Electron will disclose both the conflict and its ultimate resolution to (at least) the affected parties.

Compensation. Annual performance and compensation evaluations are conducted by and determined at the discretion of Jos Shaver, the firm's Managing Partner and Chief Investment Officer. Compensation is not calculated on a formulaic basis. The annual compensation structure includes a base salary with a discretionary bonus. Additionally, one-third of an analyst's discretionary bonus is set aside to be reinvested in the funds managed by the firm, subject to an investing schedule. Ownership and profits interests in the management company of Electron are allocated among Mr. Shaver and other portfolio managers.

Ownership of fund shares. As of January 1, 2023, the portfolio managers did not own shares of the fund.

II. PACE Large Co Growth Equity Investments

All references to James Anders as a portfolio manager for GQG Partners LLC's portion of PACE Large Co Growth Equity Investments in the Prospectuses and SAI are hereby deleted.

III. PACE Small/Medium Co Growth Equity Investments

All references to Mark Thompson as a portfolio manager for Riverbridge Partners, LLC's portion of PACE Small/Medium Co Growth Equity Investments in the Prospectuses and SAI are hereby deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) Inc.